                                                                 Exhibit 24(a)
                                                            Form 10-K for 1996
                                                              File No. 1-11237




                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RAMON OLIU, JR., EDWARD M. DWYER and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8 or any other applicable form, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of March, 1997.


                                        /s/ Thomas C. Wajnert
                                        -------------------------------------
                                        Thomas C. Wajnert
                                        Director, Chairman of the Board
                                        and Chief Executive Officer

                                                                 Exhibit 24(a)
                                                            Form 10-K for 1996
                                                              File No. 1-11237




                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RAMON OLIU, JR., EDWARD M. DWYER and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8 or any other applicable form, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of March, 1997.


                                        /s/ John Appleton
                                        -------------------------------------
                                        John Appleton
                                        Director

                                                                 Exhibit 24(a)
                                                            Form 10-K for 1996
                                                              File No. 1-11237




                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RAMON OLIU, JR., EDWARD M. DWYER and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8 or any other applicable form, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of March, 1997.


                                        /s/ James V. Babcock
                                        -------------------------------------
                                        James V. Babcock
                                        Director

                                                                 Exhibit 24(a)
                                                            Form 10-K for 1996
                                                              File No. 1-11237




                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RAMON OLIU, JR., EDWARD M. DWYER and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8 or any other applicable form, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of March, 1997.


                                        /s/ David F. Banks
                                        -------------------------------------
                                        David F. Banks
                                        Director

                                                                 Exhibit 24(a)
                                                            Form 10-K for 1996
                                                              File No. 1-11237




                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RAMON OLIU, JR., EDWARD M. DWYER and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8 or any other applicable form, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of March, 1997.


                                        /s/ Max C. Chapman, Jr.
                                        -------------------------------------
                                        Max C. Chapman, Jr.
                                        Director

                                                                 Exhibit 24(a)
                                                            Form 10-K for 1996
                                                              File No. 1-11237




                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RAMON OLIU, JR., EDWARD M. DWYER and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8 or any other applicable form, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of March, 1997.


                                        /s/ Guy Hands
                                        -------------------------------------
                                        Guy Hands
                                        Director

                                                                 Exhibit 24(a)
                                                            Form 10-K for 1996
                                                              File No. 1-11237




                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RAMON OLIU, JR., EDWARD M. DWYER and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8 or any other applicable form, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of March, 1997.


                                        /s/ Joseph J. Melone
                                        -------------------------------------
                                        Joseph J. Melone
                                        Director

                                                                 Exhibit 24(a)
                                                            Form 10-K for 1996
                                                              File No. 1-11237




                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RAMON OLIU, JR., EDWARD M. DWYER and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8 or any other applicable form, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of March, 1997.


                                        /s/ Brooks Walker, Jr.
                                        -------------------------------------
                                        Brooks Walker, Jr.
                                        Director

                                                                 Exhibit 24(a)
                                                            Form 10-K for 1996
                                                              File No. 1-11237




                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RAMON OLIU, JR., EDWARD M. DWYER and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8 or any other applicable form, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in an about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of March, 1997.


                                        /s/ Hiromi Yamaji
                                        -------------------------------------
                                        Hiromi Yamaji
                                        Director

                                                                 Exhibit 24(a)
                                                            Form 10-K for 1996
                                                              File No. 1-11237




                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RAMON OLIU, JR., EDWARD M. DWYER and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8 or any other applicable form, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of March, 1997.


                                        /s/ Edward M. Dwyer
                                        -------------------------------------
                                        Edward M. Dwyer
                                        Senior Vice President and
                                        Chief Financial Officer

                                                                 Exhibit 24(a)
                                                            Form 10-K for 1996
                                                              File No. 1-11237




                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RAMON OLIU, JR., EDWARD M. DWYER and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8 or any other applicable form, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of March, 1997.


                                        /s/ Ramon Oliu, Jr.
                                        -------------------------------------
                                        Ramon Oliu, Jr.
                                        Vice President and Controller